UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____) Filed by the Registrant ý Filed by a Party other than the Registrant o Check the appropriate box: o Preliminary Proxy Statement o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) o Definitive Proxy Statement ý Definitive Additional Materials o Soliciting Material Pursuant to § 240.14a-12 CAMDEN PROPERTY TRUST (Name of Registrant as Specified in Its Charter) Not applicable (Name of Person(s) Filing Proxy Statement, if other Than the Registrant) Payment of Filing Fee (Check the appropriate box): ý No fee required. o Fee paid previously with preliminary materials o Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V63945-P23224 CAMDEN PROPERTY TRUST 2025 Annual Meeting Vote by May 8, 2025 11:59 PM ET You invested in CAMDEN PROPERTY TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 9, 2025. Vote Virtually at the Meeting* May 9, 2025 9:00 AM CT Virtually at: www.virtualshareholdermeeting.com/CPT2025 Get informed before you vote View the Notice & Proxy Statement, Annual Report, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. CAMDEN PROPERTY TRUST 11 GREENWAY PLAZA, SUITE 2400 HOUSTON, TX 77046 ATTN: KIMBERLY CALLAHAN

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V63946-P23224 1. Election of Trust Managers. Nominees: 1a. Richard J. Campo For 1b. Javier E. Benito For 1c. Heather J. Brunner For 1d. Mark D. Gibson For 1e. Scott S. Ingraham For 1f. Renu Khator For 1g. D. Keith Oden For 1h. Frances Aldrich Sevilla-Sacasa For 1i. Steven A. Webster For 1j. Kelvin R. Westbrook For 2. Approval, by an advisory vote, of executive compensation. For 3. Ratification of Deloitte & Touche LLP as the independent registered public accounting firm. For